Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Convergence Core Plus Fund (the “Fund”)

A series of Trust for Professional Managers (the “Trust”)

Supplement dated May 24, 2019 to Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated March 31, 2019

On February 22, 2019, the Trust’s Board of Trustees approved a change to the name of the Fund to “Convergence Long/Short Equity Fund.”  Convergence Investment Partners, LLC, the Fund’s investment adviser, believes the name “Convergence Long/Short Equity Fund” more accurately reflects the Fund’s investment objective and principal investment strategies.  In connection with the name change, the Fund will incorporate into its principal investment strategies a policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies.  The addition of this investment policy will not affect the management of the Fund’s portfolio, and there will be no change to the Fund’s investment objective. The name change and the incorporation of the investment policy will be effective on or about June 18, 2019.

Also effective on or about June 18 2019, the Fund will incorporate a non-fundamental investment restriction that the Fund will not make any change to its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies without providing shareholders with at least 60 days’ prior written notice of the change in the investment policy and changing the Fund’s name.

Please retain this Supplement for reference.